UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

ELUTIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12510 Prosperity Drive, Suite 370, Silver Spring, MD 20904

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ELUT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 8, 2023, Elutia Inc. (the “Company” or “Elutia”) closed its previously announced sale of substantially all of the assets of its Orthobiologics business to Berkeley Biologics, LLC (the “Closing”).

On November 9, 2023, Elutia issued a press release announcing the Closing, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements, including any statements and information concerning our expectations for receiving the upfront and earnout payments under our agreement with Berkeley Biologics, LLC. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, and actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, and other important factors that may cause actual results, performance or achievements to differ materially from those contemplated or implied in this press release, including, but not limited to: risks associated with shifting focus to our drug-eluting biomatrix solutions in the cardiovascular and breast reconstruction areas and away from our Orthobiologics business; risks regarding the ability to successfully execute or realize the anticipated benefits under our distribution arrangements with LeMaitre Vascular and Sientra; risks relating to the potential removal of our securities from listing and registration on the Nasdaq Capital Market; our inability to generate sufficient revenue to achieve or sustain profitability; adverse changes in economic conditions and instability and disruption of credit markets; our ability to continue as a going concern; our ability to successfully achieve expected benefits from the divestiture of our Orthobiologics business; our products and our ability to enhance, expand, develop and commercialize our product offerings; the impact on our business of the recall of a single lot of our FiberCel product and the discontinuation of its sales by our distribution partner; consequences of our recall of a single lot of one of our viable bone matrix products and market withdrawal of all of our viable bone matrix products; our dependence on our commercial partners; the impact of the bankruptcy of Surgalign Holdings, Inc., a significant customer of the Company, on our future revenues; physician awareness of the distinctive characteristics, and acceptance by the medical community, of our products; the ability to obtain regulatory approval or other marketing authorizations; our intellectual property rights, and risks that the requirements for any or all of the Earn Out Payments might not be achieved and that any or all of the additional consideration tied to the Earn Out Payments might not be received by the Company, and other important factors which can be found in the “Risk Factors” section of Elutia’s public filings with the Securities and Exchange Commission (“SEC”), including Elutia’s Annual Report on Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in Elutia’s other filings with the SEC, including Elutia’s Quarterly Reports on Form 10-Q, accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Elutia’s website at https://investors.elutia.com. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made by Elutia in this press release is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, Elutia expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press release of Elutia Inc., dated November 9, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELUTIA INC.
(Registrant)

Date: November 9, 2023	By:	/s/ Matthew Ferguson
Matthew Ferguson
Chief Financial Officer